EXHIBIT "B"
                        TO THE DEVELOPING AGENT AGREEMENT


                         PRINCIPAL OWNER, OTHER OWNERS,
                          DESIGNATED PRINCIPAL OWNERS,
                      UNIT AND MANAGER, SUPERVISING OWNERS
                           AND INITIAL CAPITALIZATION


[A COPY OF THE PRINCIPAL OWNER, OTHER OWNERS, DESIGNATED PRINCIPAL OWNERS, UNIT AND MANAGER, SUPERVISING OWNERS AND INITIAL CAPITALIZATION IS ATTACHED TO THE FRANCHISE AGREEMENT (EXHIBIT "C" OF THE OFFERING CIRCULAR) AS EXHIBIT "B"].

OWNRLST12.09.94
                                     (B - 3)

                                   EXHIBIT "B"

                         PRINCIPAL OWNER, OTHER OWNERS,
                          DESIGNATED PRINCIPAL OWNERS,
                      UNIT AND MANAGER, SUPERVISING OWNERS
                           AND INITIAL CAPITALIZATION

         1. Principal Owners: Listed below is the full name (and mailing address) of each person or entity who is a Principal Owner of Franchisee (including a designated Principal Owner so designated based on their business experience, financial capacity or other personal attributes), and a description of the nature of such Principal Owner's direct or indirect equity or voting interest in Franchisee:

Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):



Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):

Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):




Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):



         2. Other Owners. Listed below is the full name (and mailing address) of each person or entity, other than the Principal Owners, who directly or indirectly owns an equity voting interest in Area Developer and a description of the nature of the interest (attach additional sheets if necessary):


Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):




Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):

         3. Unit Manager and Additional Manager: As required pursuant to this Agreement, the following person shall attend the training program as the initial Unit Manager of the UNIT:

                           Name:
                                    (Unit Manager)

         4. Supervising Owners: As required pursuant to this Agreement, the following Principal Owners shall supervise the operation of the UNIT:

Name:                                                         Name:
Name:                                                         Name:

         5. Initial Capitalization. Area Developer: (a) represents and warrants that it has developed and previously provided to COMPANY a description of its initial capital structure (the "Initial Capital Structure") which is a true, correct, complete and detailed description of Area Developer's capital structure; (b) covenants that it will not deviate from the Initial Capital Structure without COMPANY's prior written consent; and (c) acknowledges that COMPANY has relied on the Initial Capital Structure in entering into this Agreement.


PRETZEL TIME, INC.                              MRS. FIELDS' ORIGINAL COOKIES,
a Pennsylvania corporation                      INC., a Delaware corporation



By:
                                                     By:

Name:  ___________________                  Name:  _____________________

Title:
                                                              Title: